UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              -------------------


                                    FORM 8-K

                                 CURRENT REPORT

                              -------------------


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                              -------------------


       Date of Report (Date of earliest event reported):  October 1, 1997

                              -------------------


                    SENTO TECHNICAL INNOVATIONS CORPORATION
                    ---------------------------------------
             (Exact name of registrant as specified in its charter)


        Utah                           0 6425                    87-0284979
   ----------------                 -----------                --------------
   (State or other                  (Commission                 (IRS Employer
   jurisdiction of                   File No.)                 Identification
   incorporation)                                                   No.)


                              311 North State Street
                            Salt Lake City, Utah 84057
                          -------------------------------
                          (Address of principal executive
                           offices, including zip code)


                                  (801) 226-6222
                          -------------------------------
                          (Registrant's telephone number,
                               including area code)

_______________________________________________________________________________

ITEM 2.   ACQUISITION OF ASSETS.

     On October 1, 1997, the Registrant executed an Acquisition Agreement (the "Acquisition Agreement") by and among the Registrant, PC Business Solutions, Inc. ("PCBS") and Mindy Beckstead, Wayne Beckstead, Larry Pendleton and Karen Pendleton (collectively, the "PCBS Shareholders") and closed the transactions contemplated by the Acquisition Agreement (collectively, the "Acquisition"), consisting principally of the following:

     (a) The Registrant acquired all of the issued and outstanding capital stock of PCBS in exchange for the issuance to the PCBS Shareholders of 250,000 shares (the "Shares") of the Registrant's common stock, par value $0.25 per share, as such may be reduced in order to account for any deficiency in the net worth of PCBS as set forth in certain financial statements to be prepared within 60 days of the closing of the Acquisition;

     (b) The PCBS Shareholders deposited 25,000 of the Shares in escrow pursuant to a Stock Escrow Agreement securing certain indemnification and restrictive covenant obligations undertaken by PCBS and the PCBS Shareholders pursuant to the Acquisition Agreement.

     (c) The Registrant executed employment agreements with each of Larry Pendleton and Wayne Beckstead, the President and Chief Financial Officer of PCBS, respectively, pursuant to which the Registrant agreed to employ Messrs. Pendleton and Beckstead as Western Regional Vice Presidents of Spire Technologies, Inc. ("Spire"), a wholly owned subsidiary of the Registrant.

     PCBS  is an  information  technology  value-added  reseller  and  services company headquarted in Upland, California. Founded in 1986, PCBS provides organizations with expertise in accounting solutions and services, network design and installation, custom database design and development, and other technical services. The Registrant will account for the Acquisition as a pooling of interests.

     The consideration paid by the Registrant in connection with the Acquisition was determined through arms-length negotiations between the Registrant and the other parties to the Acquisition, based upon the business, assets, liabilities, operations and prospects of PCBS. The Acquisition was funded by the issuance of the Shares without any borrowing of funds. Prior to the closing of the Acquisition, there was no material relationship between any of the PCBS Shareholders and the Registrant or any of its affiliates, any director or officer of the Registrant or any associate of any such director or officer.

     Copies of the Acquisition Agreement and of a press release announcing the consummation of the Acquisition are attached to this Report as Exhibits 10 and 99, respectively. Certain financial statements and pro forma information relating to the Registrant and the Acquisition are included herein under Item 7 below.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial statements of business acquired.

          The financial statements required pursuant to this Item 7(a) are filed as part of this Report.

     (b)  Pro forma financial information.

          The pro forma financial information required pursuant to this Item 7(b) are filed as part of this Report.

     (c)  Exhibits.

          The following exhibits are included herein:

  REG S-B                                                               EXHIBIT
EXHIBIT NO.                          DESCRIPTION                           NO.

     10       Acquisition Agreement dated as of October 1, 1997             10

     99       Press Release dated October 1, 1997                           99

______________________________

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.


                                   SENTO TECHNICAL INNOVATIONS CORPORATION



                                    /s/ Robert K. Bench
                                   --------------------------
                                   Robert K. Bench, President


Dated:  October 15, 1997

          UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The following unaudited pro forma condensed combined financial statements have been prepared using the historical financial statements of the Company, and the historical financial statements of PCBS. The pro forma financial information reflects the adjustments that will result from the acquisition as if it had occurred as of the beginning of the period presented with respect to pro forma statements of operations data and as of the balance sheet date with respect to pro forma balance sheet data. The pro forma financial data is provided for analysis purposes only and does not purport to indicate the results which actually would have been obtained if the acquisition had been effected on the dates indicated, or of the results which may be obtained in the future.

The pro forma financial information is based on the pooling of interests method of accounting. The pro forma adjustments are described in the accompanying notes to the unaudited pro forma condensed combined financial statements. The unaudited pro forma condensed combined balance sheet shows the combined positions of the Company and PCBS as of June 30, 1997. The unaudited pro forma condensed combined financial statements of income combines the results of the Company with the results of PCBS for the three months ended June 30, 1997, the eleven months ended March 31, 1997 (as previously reported in the Company's annual report) with the eleven months ended March 31, 1997 for PCBS, and for the year ended April 31, 1996 (as previously reported in the Company's annual report) with the results of PCBS for the year ended April 31, 1996.

    Sento Technical Innovations Corporation and PC Business Solutions, Inc.
                  Unaudited Pro Forma Condensed Balance Sheets
                              As of June 30, 1997

                               Historical Historical                 Pro Forma
                                 Sento       PCBS    Adjustments     Combined
Assets
Current assets:
  Cash                         $2,506,981   $15,197                 $2,522,178
  Accounts Receivable (Net)     3,728,708   127,579                  3,856,287
  Inventories                     269,459    84,564                    354,023
  Other current assets            327,121     1,160                    328,281
  Deferred tax assets             98,917                                98,917
                                ---------   -------      ------      ---------
Total current assets            6,931,186   228,500           0      7,159,686

Fixed assets
  Land                            36,021                                36,021
  Building                       250,489                               250,489
  Leasehold Improvements                     28,101                     28,101
  Furniture and equipment        796,452     37,579                    834,031
  Transportation                  11,516     54,560                     66,076
  Acc. depreciation             (378,114)   (36,900)                  (415,014)
                                ---------   --------      ------      --------
Net fixed assets                 716,364     83,340            0       799,704

Other assets                     448,800        988                    449,788
                              ----------  ---------       ------    ----------
                              $8,096,350  $ 312,828            0    $8,409,178

    Sento Technical Innovations Corporation and PC Business Solutions, Inc.
                  Unaudited Pro Forma Condensed Balance Sheets
                              As of June 30, 1997

                              Historical  Historical                 Pro Forma
                                 Sento       PCBS    Adjustments     Combined

Liabilities and Stockholders
Equity
Current liabilities
  Due to bank and current         $8,286    $95,140                   $103,426
  portion of long-term debt
  Accounts payable             2,509,897     95,888                  2,605,785
  Accrued liabilities            499,347     20,861                    520,208
  Income taxes payable           132,207                               132,207
  Deferred maintenance         1,247,452                             1,247,452
  revenue
  Other deferred revenue           4,959                                 4,959
                               ---------    -------      ------      ---------
Total current liabilities      4,402,148    211,890           0      4,614,038


Long-term liabilities:
  Long-term debt, net            206,065     49,087                    255,152
  Deferred tax liability           5,333                                 5,333
                                 -------     ------      ------        -------
Total long-term liabilities      211,398     49,087           0        260,485

Stockholders' equity
  Common stock                  1,088,251       200        (200)(1)  1,150,751
                                                         62,500 (1)
  Additional paid-in capital    1,597,145               (62,300)(1)  1,534,845
   AAA Distributions                        (50,000)                   (50,000)
  Subscriptions                  762,500                               762,500
  Deferred compensation         (100,000)                             (100,000)
  Retained earnings              134,909    101,651                    236,560
                                ---------   -------      ------      ---------
Total stockholders' equity      3,482,804    51,851           0      3,534,655

                               $8,096,350  $313,828           0     $8,409,178

    Sento Technical Innovations Corporation and PC Business Solutions, Inc.
                Unaudited Pro Forma Condensed Income Statements
                   For the three months ended June 30, 1997

                               Historical Historical                 Pro Forma
                                 Sento       PCBS    Adjustments     Combined

Revenues                       $3,984,514  $450,750                 $4,435,264

Cost of Sales                   2,651,706   267,530                  2,919,236
                                ---------   -------                  ---------
Gross Profit                    1,332,808   183,219                  1,516,028

Operating Expenses
Selling, general and            1,675,663   150,536                  1,826,199
administrative
Research and development           78,750                               78,750
                                ---------   -------                  ---------
Income (loss) from operations   (421,605)    32,683                    388,922

Other income (expense)            26,274        290                     26,564

Income before taxes             (395,331)    32,973                   (362,358)

Income tax expense                   250        -                          250
                               ----------   -------                  ---------
Net Income (loss)              $(395,581)   $32,973                  $(362,608)

Net Income (loss) per common     $(0.09)                                 $(.08)
share

    Sento Technical Innovations Corporation and PC Business Solutions, Inc.
                Unaudited Pro Forma Condensed Income Statements
                  For the eleven months ended March 31, 1997


                               Historical Historical                 Pro Forma
                                 Sento       PCBS    Adjustments     Combined

Revenues                      $17,609,586 $1,184,313               $18,793,899

Cost of Sales                  11,441,558    556,786                11,998,344
                               ----------  ---------                ----------
Gross Profit                    6,168,028    627,527                 6,795,555

Operating Expenses
Selling, general and            5,711,061   524,296                  6,235,357
administrative
Research and development          524,787                              524,787
                                ---------   -------                  ---------
Income (loss) from operations    (67,820)   103,231                     35,411

Other income (expense)           106,375      2,322                    108,697

Income before taxes               38,555    105,553                    144,108

Income tax expense                16,139        -        21,110 (2)     37,249
                                --------    -------      ------       --------
Net Income (loss)                $22,416    $105,553     21,110       $106,859

Net Income (loss) per common       $0.01                                  $.02
share

    Sento Technical Innovations Corporation and PC Business Solutions, Inc.
                Unaudited Pro Forma Condensed Income Statements
                       For the year ended April 30, 1996

                               Historical Historical                 Pro Forma
                                 Sento       PCBS    Adjustments     Combined

Revenues                      $13,873,401  $817,188                $14,690,589

Cost of Sales                   8,452,043   372,530                  8,824,573
                              -----------  --------                -----------
Gross Profit                    5,421,358   444,658                  5,866,016

Operating Expenses
Selling, general and            4,605,402   388,635                  4,994,037
administrative
Research and development          268,028                              268,028
                                ---------   -------                  ---------
Income (loss) from operations    547,928     56,023                    603,951

Other income (expense)           (11,628)       170                    (11,458)

Income before taxes              536,300     56,193                    592,493

Income tax expense               196,745                 11,239 (2)    207,984
                                --------    -------      ------       --------
Net Income (loss)               $339,555    $56,193      11,239       $395,748

Net Income (loss) per common       $0.08                                  $.10
share

    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

     The following pro forma adjustments have been made to the historical condensed consolidated balance sheet of Sento Technical Innovations Corporation to give effect to the acquisition of PC Business Solutions, Inc.

         1. To record the acquisition of all of the issued and outstanding capital stock of PCBS in exchange for the issuance to PCBS shareholders of 250,000 shares of common stock, par value $0.25 per share.

         2. PC Business Solutions is recognized as an S Corporation under Federal and California laws and as such, income taxes are the responsibility of its owners. An adjustment was made to income tax expense to record the tax liability due based on the combined results of Sento and PCBS.

                                       SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment No. 1 to Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        SENTO TECHNICAL INNOVATIONS CORPORATION
                                        (Registrant)


                                        By:  /s/ Robert K. Bench
                                             -------------------
                                             Robert K. Bench, President


  Date:  October 15, 1997